U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 3, 2008

NORTHERN ETHANOL, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	000-51564	34-2033194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

193 King Street East

Suite 300

Toronto, Ontario, M5A 1J5, Canada

(Address of principal executive offices)

(416) 366-5511

(Issuer’s Telephone Number)

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

             Our Press Release advising of developments on our Niagara Falls, NY proposed ethanol plant is attached as Exhibit 99.6 and is hereby incorporated.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is included herewith:

Exhibit No.	Description

99.6	Press Release dated September 3, 2008 advising of developments on our Niagara Falls, NY proposed ethanol plant

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2008	NORTHERN ETHANOL, INC.
(Registrant)

By: /GordonLaschinger_____________

Gordon Laschinger,
Chief Executive Officer

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